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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 7, 2000
                                                 -------------------------------


                             MASTER GRAPHICS, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                0--24411                        62-1694322
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(State or other jurisdiction     (Commission                    (I.R.S. Employer
      of incorporation)          File Number)                Identification No.)


70 Timber Creek Drive, Ste. 5, Cordova, Tennessee                          38017
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (901) 685-2020
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                                Not Applicable
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  (Former name, former address and former fiscal year, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.  Bankruptcy or Receivership.

     On July 7, 2000, the Registrant and its only subsidiary, Premier Graphics, Inc. (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") (Case No. 00-2929(PJW)). The cases have been consolidated for the purpose of joint administration and have been assigned to Judge Peter J. Walsh. At a first day hearing held on July 10, 2000, the Bankruptcy Court entered first day orders granting authority to the Debtors, among other things, to pay pre-petition and post-petition employee wages, salaries, commissions, workers' compensation, health benefits and other employee obligations, to pay pre-petition claims for consignment vendors and approved procedures for consigned goods. The Debtor is also authorized to continue certain pre-petition customer rebate practices.

     The Bankruptcy Court also approved an agreement with the Debtor's pre-petition lenders that provides liquidity to fund operations and continue servicing customers in the ordinary course of business.

     Copies of all first day orders and other pleadings filed in the case may be obtained for a nominal cost directly from www.deb.uscourt.gov.

Item 5.  Other Events

     On July 10, 2000 the Company filed papers with the Bankruptcy Court to approve F. Duffield "Duff" Meyercord, chief restructuring officer. Mr. Meyercord is managing director of Carl Marks Consulting Group LLC, a New York-based firm that specializes in crisis management, turnarounds and restructurings. The Company also filed papers with the Bankruptcy Court for the appointment of J. Richard Walker as interim chief financial officer. Mr. Walker is a senior advisor of Carl Marks.

Item 7.  Financial Statements and Exhibits.


     (c)  Exhibits.


          The following exhibits are filed pursuant to Item 601 of Regulation S-
K:

     Exhibit
     Number                        Description
     ------                        -----------

      99.1           Press Release dated July 7, 2000

      99.2           Press Release dated July 19, 2000

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MASTER GRAPHICS, INC.


Date: July 21, 2000                      By:  /s/ Michael B. Bemis
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                                              Michael B. Bemis
                                              Chief Executive Officer

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